UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2004

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (832) 239-6000

Plains Exploration & Production Company

Table of Contents

Page #
Item 5. Other Events	1
Item 7. Financial Statements and Exhibits	1
Signatures	2

Item 5. Other Events

On April 15, 2004, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with EnCap Energy Capital Fund III, L.P., EnCap Energy Capital Fund III-B, L.P. and BOCP Energy Partners, L.P. (the “Selling Stockholders”) and Lehman Brothers Inc. relating to the sale by the Selling Stockholders to Lehman Brothers Inc. of 2,371,868 shares of the Company’s common stock, par value $0.01 per share, under the Company’s registration statement on Form S-3, as amended (Registration
No. 333-112027) (the “Registration Statement”).

The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein and incorporated by reference into the Registration Statement.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated April 15, 2004, among the Company, EnCap Energy Capital Fund III, L.P., EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P. and Lehman Brothers Inc., as underwriter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: April 15, 2004	/s/ John F. Wombwell

John F. Wombwell
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated April 15, 2004, among the Company, EnCap Energy Capital Fund III, L.P., EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P. and Lehman Brothers Inc., as underwriter.